SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)	September 12, 2002

First National Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-60283	06-1522028

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5817 Manatee Avenue West, Bradenton, Florida	34209

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(813) 794-6969

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
Section 906 Certification of CEO
Section 906 Certification of CFO

Item 9. Regulation FD Disclosure

     On August 8, 2002, the Form 10-Q for First National Bancshares, Inc. was filed with the Securities and Exchange Commission. The written statements of the Chief Executive Officer and President and Chief Financial Officer of First National Bancshares, Inc. attached as Exhibit 99.1 and 99.2 hereto, are intended to accompany the filing with the Securities and Exchange Commission of the Quarterly Report of First National Bancshares, Inc. on Form 10-Q.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2002	First National Bancshares, Inc.

/s/ Glen W. Fausset

Glen W. Fausset, President/Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.